Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178-0060

August 14, 2017

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	Legg Mason Global Asset Management Trust

(filing relates to Martin Currie Emerging Markets Fund)

(File Nos. 333-162441 and 811-22338)

Ladies and Gentlemen:

On behalf of the above-referenced Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing in interactive data format the risk/return summary information that appears in a supplement dated August 3, 2017 to the Prospectus and Summary Prospectus, each dated February 1, 2017, for the Martin Currie Emerging Markets Fund.

Please call the undersigned at (212) 309-6353 with any comments or questions relating to the filing.

Sincerely,

/s/ Elizabeth L. Belanger

Elizabeth L. Belanger